Number
SES

COMMON STOCK

SYNTHESIS ENERGY SYSTEMS

Shares

COMMON STOCK

SYNTHESIS ENERGY SYSTEMS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 871628 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.01 EACH OF

SYNTHESIS ENERGY SYSTEMS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SYNTHESIS ENERGY SYSTEMS, INC.
CORPORATE
SEAL
2005
DELAWARE

CORPORATE CONTROLLER AND CORPORATE SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

CERTIFICATE CUSIP No. 871628 10 3

SYNTHESIS ENERGY SYSTEMS, INC.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT Custodian,
TEN ENT	—	as tenants by the entireties	(Cust) (Minor)
JT TEN	—	as joint tenants with right
of survivorship and not as
		tenants in common	under Uniform Gifts to Minors Act (State)
Additional abbreviations may also be used though not in the above list.
For value received,                                                                                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHAT SOEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE [ILLIGBLE] [ILLIGBLE], PURSUANT TO S F C RULE [ILLIGBLE]
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.